                                                                      Exhibit 32



     ServiceWare Technologies, Inc. Certification under Section 906 of the Sarbanes/Oxley Act - filed as an exhibit to 10-Q for Quarter Ended June 30, 2004



                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of ServiceWare Technologies, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kent Heyman, Chief Executive Officer of the Company, and Scott Schwartzman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:



               1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kent Heyman                                /s/ Scott Schwartzman

Kent Heyman                                    Scott Schwartzman
Principal Executive Officer                    Principal Financial Officer
August 3, 2004                                     August 3, 2004